                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.


                                  FORM 8-K/A


                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     September 12, 2003
-----------------------------------------------------------------------


                           Consolidated Energy, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



   Wyoming                       0-25951           86-0852222
----------------------------   -----------     -------------------
(State or other jurisdiction   (Commission     (IRS Employer
    of incorporation)          File Number)     Identification No.)



9900 West Sample Road, Suite 300, Coral Springs, Florida        33065
--------------------------------------------------------      ----------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code     (954) 755-6620
---------------------------------------------------------------------

ITEM 7. Financial Statements and Exhibits

(a)  Financial statements of business acquired.
Set forth below on pages 3 through 20 are the financial statements of the business acquired required to be set forth in the registrant's Current Report on Form 8-K dated September 16, 2003, which report is hereby amended. The following are included:

Audited Financial Statements for the Year ended December 31, 2002, Pages 3-11
 Report of Independent Public Accountants
 Balance Sheet
 Statement of Operations
 Statement of Stockholders' Equity
 Statement of Cash Flows
 Notes to Financial Statements

Interim Financial Statements for the 6 months ended June 30, 2003, Pages 12-20
 Balance Sheet
 Income Statement
 Statement of Stockholders' Equity
 Statement of Cash Flows
 Notes to Financial Statements

(b) Pro Forma Financial Information
Set forth on pages 21 through 23 is pro forma financial information required to be set forth in registrant's Current Report on Form 8-K dated September 16, 2003, which report is hereby amended. The following are included:

Pro Forma Condensed Combined Balance Sheet dated June 30, 2003 (Unaudited)

Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2003 (Unaudited)

Notes to the Pro Forma Financial Statements

(c) Exhibits
None

SIGNATURES
----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: November 7, 2003

Consolidated Energy, Inc.

By:  /S/ David Guthrie
      David Guthrie, President

CLYDE BAILEY P.C.
Certified Public Accountant
10924 Vance Jackson #404
San Antonio, Texas 78230
(210) 699-1287(ofc.)
(888) 699-1287  (210) 691-2911 (fax)
Member:
American Institute of CPA's
Texas Society of CPA's

Board of Directors
Eastern Consolidated Energy Inc.

INDEPENDENT AUDITOR'S REPORT

I have audited the accompanying balance sheet of Eastern Consolidated Energy Inc. (Company) as of December 31, 2002 and the related statement of operations, statement of stockholders' equity, and the statement of cash flows from inception (February 12, 2002) to December 31, 2002. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards in the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2002 and the results of its operations and its cash flows from inception (February 12, 2002) to December 31, 2002 in conformity with accounting principles generally accepted in the United States.



Clyde Bailey P.C.
San Antonio, Texas
September 2, 2003

Eastern Consolidated Energy, Inc.
Balance Sheet
As of December 31, 2002


ASSETS

Current Assets:
 Cash                                                          $          -
                                                                -----------
   Total Current Assets                                                   -
                                                                -----------

     Total Assets                                              $          -
                                                                ===========

LIABILITIES

Current Liabilities
 Accounts Payable                                              $          -
                                                                -----------
   Total Current Liabilities                                              -
                                                                -----------
     Total Liabilities                                                    -
                                                                -----------
Commitments and Contingencies                                             -

STOCKHOLDERS' EQUITY
Common Stock, 1000 authorized shares, par value
 $.001, 100 shares issued and outstanding                                 -
Additional Paid-in-Capital                                              100
Accumulated Surplus                                                    (100)
                                                                -----------
   Total Stockholders' Equity (Deficit)                                   -
                                                                -----------
     Total Liabilities and Stockholders' Equity                $          -
                                                                ===========





The accompanying notes are an integral part of these financial statements.

Eastern Consolidated Energy, Inc.
Statement of Operations
From Inception (February 12, 2002) to December 31, 2002


Revenues:
 Revenues                                                      $          -
                                                                -----------
Total Revenues                                                 $          -
                                                                ===========
Expenses:
 Consulting Fees                                                        100
                                                                -----------
   Net Income from Operations                                          (100)

Provision for Income Taxes:
 Income Tax Benefit (Expense)                                             -
                                                                -----------
   Net Income (Loss)                                           $       (100)
                                                                ===========

Basic and Diluted Earnings Per Common Share                    $      (1.00)
                                                                ===========
Weighted Average number of Common Shares
used in per share calculations                                          100
                                                                ===========




The accompanying notes are an integral part of these financial statements.

Eastern Consolidated Energy, Inc.
Statement of Stockholders' Equity

                                                           Paid-In     Accumulated  Stockholders'
                                Shares      Par Value      Capital       Surplus       Equity
                             -----------   -----------   -----------   -----------   -----------
Balance, February 12, 2002             -  $          -  $          -  $          -  $          -

Issuance of Shares for
 Services                            100             -           100             -           100

Net Income (Loss)                                                             (100)         (100)
                             -----------   -----------   -----------   -----------   -----------
Balance December 31, 2002            100  $          -  $        100  $       (100) $          -
                             ===========   ===========   ===========   ===========   ===========









The accompanying notes are an integral part of these financial statements.

Eastern Consolidated Energy, Inc.
Statement of Cashflows
From Inception (February 12, 2002) to December 31, 2002


Cash Flows from Operating Activities:

Net Income (Loss)                                              $       (100)
Adjustments to reconcile net loss to net cash
provided (used) to operating activities:
 Stock Issued for Services                                              100
                                                                -----------
   Net Cash Used in Operating Activities                                  -
                                                                -----------
Cash Flows from Investing Activities:
Fixed Assets                                                              -
                                                                -----------
   Net Cash Used in Investing Activities                                  -
                                                                -----------

Cash Flows from Financing Activities:
 Notes Payable                                                            -
                                                                -----------
   Net Cash Provided for Financing Activities                             -
                                                                -----------
Net Increase (Decrease) in Cash                                           -

Cash Balance,  Beginning of Period                                        -
                                                                -----------
Cash Balance,  End of Period                                   $          -
                                                                ===========

Supplemental Disclosures:
Cash Paid for interest                                         $          -
Cash Paid for income taxes                                     $          -
Stock Issued for Services                                      $        100






The accompanying notes are an integral part of these financial statements.

Eastern Consolidated Energy Inc.
Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies

Organization
Eastern Consolidated Energy Inc. ("the Company") was incorporated under the laws of the State of Kentucky on February 12, 2002 for the purpose to promote and carry on any lawful business for which a corporation may be incorporated under the laws of the State of Kentucky. The company has a total of 1,000 authorized common shares with a par value of $.001 per share and with 100 shares issued and outstanding as of December 31, 2002. On August 7, 2002, an amendment to the Articles of Incorporation was filed with the Kentucky Secretary of State to change the authorized shares to 1,000 from 500 shares.

Federal Income Tax
The Company has adopted the provisions of Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes. The Company accounts for income taxes pursuant to the provisions of the Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure on contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Method
The Company's financial statements are prepared using the accrual method of accounting. Revenues are recognized when consulting engagements have been earned and completed and expenses when incurred on the related consulting engagements. Fixed assets are stated at cost. Since the consulting engagements are usually less than one year, the Company recognizes its revenues when the engagements are completed. Depreciation and amortization using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes.

During 2002, the Company adopted the U.S. Securities and Exchange Commission's ("SEC") Staff Accounting Bulletin 101, "Revenue Recognition" ("SAB 101"), which provides guidance on the recognition, presentation, and disclosure of revenue in financial statements filed with the SEC. The adoption of SAB 101 did not have a material effect on the Company's business, financial condition, results of operations or cash flows. The Company believes that SAB 101 has been followed in the recognition of revenues.

Eastern Consolidated Energy Inc.
Notes to Financial Statements

Earnings per Common Share
The Company adopted Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share," which simplifies the computation of earnings per share requiring the restatement of all prior periods.

Basic earnings per share are computed on the basis of the weighted average number of common shares outstanding during each year.

Diluted earnings per share are computed on the basis of the weighted average number of common shares and dilutive securities outstanding. Dilutive securities having an anti-dilutive effect on diluted earnings per share are excluded from the calculation.

Comprehensive Income
Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income," establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No.130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any assets requiring disclosure of comprehensive income.

Impairment of Long-Lived Assets
The Company follows SFAS No. 121, "Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". The Statement requires that long-lived assets, liabilities and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events of changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Long-lived assets consist primarily of property and equipment and note receivable, and other assets. The recoverability of long-lived assets is evaluated at the operating unit level by an analysis of operating results and consideration of other significant events or changes in the business environment. If an operating unit has indications of impairment, such as current operating losses, the Company will evaluate whether impairment exists on the basis of undiscounted expected future cash flows from operations before interest for the remaining amortization period. If impairment exists, the carrying amount of the long-lived assets is reduced to its estimated fair value, less any costs associated with the final settlement. As of December 31, 2002, there was no impairment of the Company's long-lived assets.

Eastern Consolidated Energy Inc.
Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies (con't)

Recent Accounting Pronouncements
In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 is effective for fiscal years beginning after June 15, 2002. The Company does not expect that there will be a material impact from the adoption of SFAS No. 143 on its financial position, results of operations, or cash flows.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. It supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of", and the accounting and reporting provisions of Accounting Principles Board Statement ("APB") 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions", for the disposal of a segment of a business. The Company is required to adopt SFAS No. 144 on October 1, 2002. The Company does not expect that the adoption of SFAS No. 144 will have a material effect on its financial position, results of operations or cash flows.

In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4,44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections". SFAS No. 145 requires the classification of gains and losses from extinguishments of debt as extraordinary items only if they meet certain criteria for such classification in APB No. 30, "Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual, and Infrequently Occurring Events and Transactions". Any gain or loss on extinguishments of debt classified as an extraordinary item in prior periods that does not meet the criteria must be reclassified to other income or expense. These provisions are effective for fiscal years beginning after May 15, 2002. Additionally, SFAS No. 145 requires sale-leaseback accounting for certain lease modifications that have economic effects similar to sale-leaseback transactions. These lease provisions are effective for transactions occurring after May 15, 2002. The Company does not expect the adoption of SFAS No. 145 to have a material effect on its financial position, results of operations or cash flows.

In July 2002, the FASB issued SFAS No. 146 , "Accounting for Costs Associated with Exit or Disposal Activities". SFAS No. 146 replaces "Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". SFAS No. 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The Company does not expect the adoption of SFAS No. 146 to have a material effect on its financial position, results of operations or cash flows.

Eastern Consolidated Energy Inc.
Notes to Financial Statements

Note 2 - Common Stock

At inception, the Company issued 100 shares of stock for services valued at $100.

Note 3 - Related Parties

Larry Hunt, president of the Company, is the sole shareholder.

Note 4 - Income Taxes

Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from timing differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the timing differences are expected to reverse. The Company's previous principal temporary differences relate to revenue and expenses accrued for financial purposes, which are not taxable for financial reporting purposes. The Company's material temporary differences consist of bad debt expense recorded in the financial statements that is not deductible for tax purposes and differences in the depreciation expense calculated for financial statement purposes and tax purposes.

Note 5 - Subsequent Events

Effective July 1, 2003, the Company exchanged a 20% interest in the Warfield lease to Eastern Consolidated Coal Corp ("ECCC") in exchange for its consulting and services for the past two years on the Dempsey Heirs Lease

Also on July 1, 2003, the Company executed a royalty assignment with ECCC to receive a $.25 per ton of coal mined and sold from the property in exchange for the Company help in securing over 14,000 acres of coal leases located near Gauley Bridge, West Virginia.

There were no other material subsequent events that have occurred since the balance sheet date that warrants disclosure in these financial statements.

Eastern Consolidated Energy, Inc.
Balance Sheet
As of June 30, 2003

ASSETS
Current Assets:
 Cash                                                           $    107,029
 Other Receivables                                                    42,933
                                                                 -----------
   Total Current Assets                                              149,962
                                                                 -----------
Fixed Assets:
 Deposit on Equipment                                                 60,000
                                                                 -----------
Other Assets:
 Lease Cost Warfield                                               1,259,312
 Deferred Royalty                                                    512,000
 Prepaid Royalty and Mining Permits                                   72,125
                                                                 -----------
   Total Other Assets                                              1,843,437
                                                                 -----------
   Total Assets                                                 $  2,053,399
                                                                 ===========

LIABILITIES
Current Liabilities
 Accounts Payable                                                      4,327
 Notes Payable                                                       357,000
                                                                 -----------
   Total Current Liabilities                                         361,327
                                                                 -----------
Long-Term Liabilities:
 Notes Payable                                                       500,000
 Convertible Debentures                                              434,400
                                                                 -----------
   Total Long-Term Liabilities                                       934,400
                                                                 -----------
   Total Liabilities                                               1,295,727
                                                                 -----------

Commitments and Contingencies                                              -

STOCKHOLDERS' EQUITY
 Common Stock                                                              1
  1,000 authorized shares with a par value of $.001
  1,000 shares issued and outstanding
 Additional Paid-in-Capital                                          685,461
 Accumulated Surplus                                                  72,210
                                                                 -----------
   Total Stockholders' Equity (Deficit)                              757,672
                                                                 -----------
   Total Liabilities and Stockholders' Equity                   $  2,053,399
                                                                 ===========



The accompanying notes are an integral part of the financial statements.

Eastern Consolidated Energy, Inc.
Statement of Operations
                                               Six Months     From Inception
                                                  Ended     (Feb 12, 2002) to
                                              June 30, 2003    June 30, 2003
                                               ------------     ------------
Revenues:
 Revenues                                     $     300,000    $     300,000
                                               ------------     ------------
 Total Revenues                                     300,000          300,000

Expenses:
 Consulting Fees                                     32,690           32,790
                                               ------------     ------------
   Net Income from Operations                       267,310          267,210

Other Expenses:
 Loan Commitment Expenses                          (195,000)        (195,000)
                                               ------------     ------------
Provision for Income Taxes:
 Income Tax Benefit (Expense)                             -                -
                                               ------------     ------------
   Net Income (Loss)                          $      72,310    $      72,210
                                               ============     ============

Basic and Diluted Earnings Per Common Share   $       72.31    $       72.21
                                               ============     ============
Weighted Average number of Common Shares
 used in per share calculations                       1,000            1,000
                                               ============     ============








The accompanying notes are an integral part of the financial statements.

Eastern Consolidated Energy, Inc.
Statement of Stockholders' Equity


                                                          Paid-In     Accumulated   Stockholders'
                               Shares      Par Value      Capital       Surplus       Equity
                            -----------   -----------   -----------   -----------   -----------
Balance, February 12, 2002            -  $          -  $          -  $          -  $          -

Issuance of Shares for
 Services                           100             -           100             -           100

Issuance of Shares for
 Lease Cost                         900             1       685,361             -       685,362

Net Income (Loss)                     -             -             -        72,210        72,210
                            -----------   -----------   -----------   -----------   -----------
Balance June 30, 2003             1,000  $          1  $    685,461  $     72,210  $    757,672
                            ===========   ===========   ===========   ===========   ===========











The accompanying notes are an integral part of the financial statements.

Eastern Consolidated Energy, Inc.
Statement of Cashflows
                                               Six Months     From Inception
                                                  Ended     (Feb 12, 2002) to
                                              June 30, 2003    June 30, 2003
                                               ------------     ------------
Cash Flows from Operating Activities:
Net Income (Loss)                             $      72,310    $      72,210
Adjustments to reconcile net loss to net cash
 provided (used) to operating activities:
 Shares issued for services                               -              100
 Other Receivables                                  (42,933)         (42,933)
 Accounts Payable                                     4,327            4,327
                                               ------------     ------------
   Net Cash Used in Operating Activities             33,704           33,704
                                               ------------     ------------
Cash Flows from Investing Activities:
 Fixed Assets                                    (1,218,075)      (1,218,075)
                                               ------------     ------------
   Net Cash Used in Investing Activities         (1,218,075)      (1,218,075)
                                               ------------     ------------
Cash Flows from Financing Activities:
 Notes Payable                                      857,000          857,000
 Convertible Debentures                             434,000          434,000
 Paid in Capital                                          -                -
                                               ------------     ------------
   Net Cash Provided for Financing Activities     1,291,400        1,291,400
                                               ------------     ------------
Net Increase (Decrease) in Cash                     107,029          107,029

Cash Balance,  Beginning of Period                        -
                                               ------------     ------------
Cash Balance,  End of Period                  $     107,029          107,029
                                               ============     ============

Supplemental Disclosures:
 Cash Paid for interest                       $           -    $           -
 Cash Paid for income taxes                   $           -    $           -



The accompanying notes are an integral part of the financial statements.

Eastern Consolidated Energy Inc.
Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies

Organization

Eastern Consolidated Energy Inc. ("the Company") was incorporated under the laws of the State of Kentucky on February 12, 2002 for the purpose to promote and carry on any lawful business for which a corporation may be incorporated under the laws of the State of Kentucky. The company has a total of 1,000 authorized common shares with a par value of $.001 per share and with 1,000
shares issued and outstanding as of June 30, 2003.   On August 7, 2002, an
amendment to the Articles of Incorporation was filed with the Kentucky Secretary of State to change the authorized shares to 1,000 from 500 shares.

Federal Income Tax

The Company has adopted the provisions of Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes. The Company accounts for income taxes pursuant to the provisions of the Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure on contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. Revenues are recognized when consulting engagements have been earned and completed and expenses when incurred on the related consulting engagements. Fixed assets are stated at cost. Since the consulting engagements are usually less than one year, the Company recognizes its revenues when the engagements are completed. Depreciation and amortization using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes.

During 2002, the Company adopted the U.S. Securities and Exchange Commission's ("SEC") Staff Accounting Bulletin 101, "Revenue Recognition" ("SAB 101"), which provides guidance on the recognition, presentation, and disclosure of revenue in financial statements filed with the SEC. The adoption of SAB 101 did not have a material effect on the Company's business, financial condition, results of operations or cash flows. The Company believes that SAB 101 has been followed in the recognition of revenues.

Eastern Consolidated Energy Inc.
Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies (con't)

Earnings per Common Share

The Company adopted Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share," which simplifies the computation of earnings per share requiring the restatement of all prior periods.

Basic earnings per share are computed on the basis of the weighted average number of common shares outstanding during each year.

Diluted earnings per share are computed on the basis of the weighted average number of common shares and dilutive securities outstanding. Dilutive securities having an anti-dilutive effect on diluted earnings per share are excluded from the calculation.

Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income," establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No.130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any assets requiring disclosure of comprehensive income.

Impairment of Long-Lived Assets

The Company follows SFAS No. 121, "Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". The Statement requires that long-lived assets, liabilities and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events of changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Long-lived assets consist primarily of property and equipment and note receivable, and other assets. The recoverability of long-lived assets is evaluated at the operating unit level by an analysis of operating results and consideration of other significant events or changes in the business environment. If an operating unit has indications of impairment, such as current operating losses, the Company will evaluate whether impairment exists on the basis of undiscounted expected future cash flows from operations before interest for the remaining amortization period. If impairment exists, the carrying amount of the long-lived assets is reduced to its estimated fair value, less any costs associated with the final settlement. As of June 30, 2003, there was no impairment of the Company's long-lived assets.

Eastern Consolidated Energy Inc.
Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies (con't)

Recent Accounting Pronouncements

In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 is effective for fiscal years beginning after June 15, 2002. The Company does not expect that there will be a material impact from the adoption of SFAS No. 143 on its financial position, results of operations, or cash flows.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. It supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of", and the accounting and reporting provisions of Accounting Principles Board Statement ("APB") 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions", for the disposal of a segment of a business. The Company is required to adopt SFAS No. 144 on October 1, 2002. The Company does not expect that the adoption of SFAS No. 144 will have a material effect on its financial position, results of operations or cash flows.

In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4,44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections". SFAS No. 145 requires the classification of gains and losses from extinguishments of debt as extraordinary items only if they meet certain criteria for such classification in APB No. 30, "Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual, and Infrequently Occurring Events and Transactions". Any gain or loss on extinguishments of debt classified as an extraordinary item in prior periods that does not meet the criteria must be reclassified to other income or expense. These provisions are effective for fiscal years beginning after May 15, 2002. Additionally, SFAS No. 145 requires sale-leaseback accounting for certain lease modifications that have economic effects similar to sale-leaseback transactions. These lease provisions are effective for transactions occurring after May 15, 2002. The Company does not expect the adoption of SFAS No. 145 to have a material effect on its financial position, results of operations or cash flows.

In July 2002, the FASB issued SFAS No. 146 , "Accounting for Costs Associated with Exit or Disposal Activities". SFAS No. 146 replaces "Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". SFAS No. 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The Company does not expect the adoption of SFAS No. 146 to have a material effect on its financial position, results of operations or cash flows.

Eastern Consolidated Energy Inc.
Notes to Financial Statements

Note 2 - Common Stock

On June 24, 2003 the Company issued 900 shares of stock for lease cost in the Warfield coal mine valued at $685,462.

Note 3 - Long Term Debt

The Company is indebted to several individuals in the form of promissory notes and convertible debentures. The following is a summary of the indebtedness:

Unrelated Individual  $ 362,000  Due March 3, 2003  Interest Rate 10%

This note also contained a provision that in addition to interest a payment would be made to cover related income taxes. This payment provision for income taxes resulted in a payment to the debtor in the amount of $195,000.

Unrelated Individual  $ 25,000  Due May 6, 2004  Interest Rate 10%

Convertible Debentures:

The Company has issued a total of $185,000 in convertible debentures that mature twelve months after issuance. The Company has received a total of $249,400 in funds in June 2003, but have not completed the agreements. The debentures have a preference in liquidation to all obligation except bank debt. The agreement contains a provision that after one year the Holder can elect to convert the debt to common shares. The Company is to include any accrued interest on the debt and issue the common stock at 70% of the asking price on the date of conversion. When the debenture expires the debenture holder may elect to take cash, cash and stock or all stock. The debenture is subject to an annual interest rate of 10% per annum during the one year period.

Royalty Purchase and Assignment

On September 13, 2002, the Company entered into an agreement with BAMP 1, LP
(BAMP) whereby BAMP agreed to purchase a royalty interest for $550,000 in consideration of a guarantee of royalty payments of $1.33 per ton up to a total of 432,331 tons of coal mined and sold from the Warfield property. After BAMP is repaid then the Company is to pay BAMP a royalty of $.67 per ton. The Company used these funds to purchase and restore the Warfield mining property. The agreement does not contain a provision for interest. As of June 30, 2003, a total of $500,000 had been advanced.

Note 4 - Lease Cost Warfield

The Company has expensed a total of $1,259,312 as of June 30, 2003 as lease cost for the Warfield mine. These costs include necessary expenditures to get the mine ready to produce coal. The Company had an appraisal performed by Mr. Bob Conway, PE, PLS in August 2002. Mr Conway evaluated the Warfield lease has determined that there were 21,000,000 tons in situ. The reserves are under 3,200 acres of surface and the coal is a mid vol, high BTU, mid sulfur, and marginal ash content. The mine is permitted and is capable of producing within two weeks upon delivery of equipment. Mr Conway valued the hard assets of the mine ar\t $11,000,000. In April of 2003 the Company sold a 20% Working Interest in the lease for $300,000 in order to gather additional working capital.

Eastern Consolidated Energy Inc.
Notes to Financial Statements

Note 5 - Related Parties

Larry Hunt, president of the Company, is also a major shareholder.

Note 6 - Income Taxes

Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from timing differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the timing differences are expected to reverse. The Company's previous principal temporary differences relate to revenue and expenses accrued for financial purposes, which are not taxable for financial reporting purposes. The Company's material temporary differences consist of bad debt expense recorded in the financial statements that is not deductible for tax purposes and differences in the depreciation expense calculated for financial statement purposes and tax purposes.

Note 7 - Subsequent Events

Effective July 1, 2003, the Company exchanged a 20% interest in the Warfield lease to Eastern Consolidated Coal Corp ("ECCC") in exchange for its consulting and services for the past two years on the Dempsey Heirs Lease

Also on July 1, 2003, the Company executed a royalty assignment with ECCC to receive a $.25 per ton of coal mined and sold from the property in exchange for the Company help in securing over 14,000 acres of coal leases located near Gauley Bridge, West Virginia.

There were no other material subsequent events that have occurred since the balance sheet date that warrants disclosure in these financial statements.

CONSOLIDATED ENERGY INC.
Pro Forma Consolidated Balance Sheet

                                                         Eastern
                                       Consolidated    Consolidated
                                       Energy, Inc.     Energy Inc.                  Pro forma
                                        at June 30,    at June 30,   Pro Forma     as at June 30,
                                           2003           2003        Adjustments       2003
                                       ------------   ------------   ------------   ------------
Assets
Current assets:
Cash                                  $           -  $     107,029  $           -  $     107,029
Other Current Assets                             82         42,933              -         43,015
                                       ------------   ------------   ------------   ------------
                                                 82        149,962              -        150,044

Property Plant & Equipment                        -         60,000              -         60,000

Other Assets:
Lease Cost Warfield                               -      1,259,312              -      1,259,312
Deferred Royalty                                  -        512,000              -        512,000
Prepaid Royalty and Mining Permits                -         72,125              -         72,125
Goodwill                                          -              -        (72,211)       (72,211)
                                       ------------   ------------   ------------   ------------
                                      $          82  $   2,053,399  $     (72,211) $   1,981,270
                                       ============   ============   ============   ============

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable                             55,103          4,327              -          4,327
Notes payable                                     -        357,000              -        357,000
                                       ------------   ------------   ------------   ------------
                                             55,103        361,327              -        361,327

Long Term Debt                                    -        934,400              -        934,400
                                       ------------   ------------   ------------   ------------
Total Liabilities                                 -     1 ,295,727              -     1, 295,727
                                       ------------   ------------   ------------   ------------
Stockholders' equity (deficit):
Share capital:
Common shares4,1831   (1)4,183
Additional paid-in capital                  338,037        685,461              -      1,022,498
Accumulated deficit during
 the development period                    (397,241)        72,210        (72,210)      (397,241)
                                       ------------   ------------   ------------   ------------
                                            (55,021)       757,672        (72,211)       (55,021)
                                       ------------   ------------   ------------   ------------

                                      $          82  $   2,053,399  $     (72,211) $   1,981,270
                                       ============   ============   ============   ============


See accompanying notes to pro forma consolidated financial statements.

CONSOLIDATED ENERGY INC.
Pro Forma Consolidated Statement of Loss

                                                        Eastern
                                      Consolidated    Consolidated
                                      Energy, Inc.    Energy, Inc.                  Pro Forma
                                      For the Six      For the                      For the Six
                                      Months Ended    Period Ended                  Months Ended
                                         June 30,       June 30,       Pro Forma      June 30,
                                           2003           2003        Adjustments       2003
                                       ------------   ------------   ------------   ------------
Revenue:                              $           -  $     300,000  $           -   $    300,000
Expenses:
Consulting                                        -         32,790              -         32,790
Operating Expenses                          111,998        195,000              -        306,998

                                       ------------   ------------   ------------   ------------
                                            111,998        227,790              -        339,788
                                       ------------   ------------   ------------   ------------
Loss before income taxes                   (111,998)        72,210              -        (39,788)

Income taxes                                      -              -              -              -
                                       ------------   ------------   ------------   ------------

Loss for the period                   $    (111,998) $      72,210  $           -  $     (39,788)
                                       ============   ============   ============   ============
Loss per share                        $       (0.00) $        0.00  $           -  $       (0.00)
                                       ============   ============   ============   ============







See accompanying notes to pro forma consolidated financial statements.

CONSOLIDATED ENERGY INC.
Notes to Pro Forma Consolidated Financial Statements
As at June 30, 2003

1.Terms of acquisition and basis of presentation:

The accompanying pro forma consolidated financial statements have been prepared for inclusion in a Current Report on Form 8K describing the acquisition on September 12, 2003 of Eastern Consolidated Energy Inc.. ("Eastern Consolidated") by Consolidated Energy Inc. ("Consolidated"). The pro forma consolidated financial statements of Consolidated give effect to the Acquisition under which the shareholders of Eastern Consolidated exchanged all of their common shares for common shares of Consolidated.

The pro forma consolidated financial statements include:

(a)a pro forma consolidated balance sheet prepared from the unaudited balance sheet of Consolidated as of June 30, 2003 and the audited balance sheet of Eastern Consolidated as of June 30, 2003 and gives effect to the assumptions described in note 3. The pro forma consolidated balance sheet assumes the Acquisition occurred on June 30, 2003.

(b)a pro forma consolidated statement of loss prepared from the unaudited statement of loss of Consolidated for the six months ended June 30, 2003 and the audited statement of income of Eastern Consolidated for the period ended June 30, 2003 and gives effect to the assumptions described in note 3.
The pro forma consolidated financial statements are not necessarily indicative of the results of operations that would have resulted if the transactions described above had occurred at the dates indicated or of the future operating results of Consolidated subsequent to the completion of the Acquisition.
The pro forma consolidated financial statements should be read in conjunction with the audited and unaudited financial statements of Consolidated and Eastern Consolidated contained elsewhere in this Current Report on Form 8K.

2.Significant accounting principles:

The pro forma consolidated financial statements have been compiled using the significant accounting policies as set out in the unaudited and audited consolidated financial statements of Consolidated contained elsewhere in this Current Report on Form 8K.

3.Pro forma assumptions:

The pro forma consolidated financial statements are based on the following assumptions:

* Consolidated has acquired 100% of the outstanding shares of Eastern Consolidated;

* Eastern Consolidated will remain as a wholly-owned subsidiary of Consolidated.